SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2000
                                                         ----------------


                              PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     000-22761                23-2217932
       ------------                     ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


             1735 Market Street, Suite 2800
               Philadelphia, Pennsylvania                  19103-7590
          --------------------------------------           ----------
         (Address of principal executive offices)          (Zip Code)


              Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

         The Company wishes to inform investors that its Third Quarter 2000 Statistical Supplement is available on its website at www.pmacapital.com. You may also request a copy from the Company by calling Albert D. Ciavardelli, Vice President - Finance at 215-665-5063, or by sending a written request to Albert
D. Ciavardelli, Vice President- Finance, PMA Capital Corporation, 1735 Market Street, Suite 2800, Philadelphia, PA 19103.


                                 PMA Capital Corporation




Date: November 2, 2000           By:  /s/ Francis W. McDonnell
                                      ---------------------------------------
                                          Francis W. McDonnell,
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer